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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      January 23, 2002 (January 22, 2002)

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                0-19290                   94-3060271
(State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)

                              256 East Grand Avenue
                      South San Francisco, California 94080
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 244-6800




                                       1.

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Item 5.       Other Events.

     On January 22, 2002, COR Therapeutics, Inc. announced financial results for the fourth fiscal quarter and year ended December 31, 2001. A copy of the press release entitled "Strong Sales of Integrilin(R) (eptifibatide) Injection Account for Profitable Fourth Quarter and Year End 2001 for COR Therapeutics, Inc." concerning the announcement is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 99.1 Press Release, dated January 22, 2002, entitled "Strong Sales of Integrilin(R) (eptifibatide) Injection Account for Profitable Fourth Quarter and Year End 2001 for COR Therapeutics, Inc."

                                       2.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COR THERAPEUTICS, INC.

Dated: January 23, 2002                 By: /s/ Patrick A. Broderick
                                            ------------------------------------
                                            Patrick A. Broderick
                                            Senior Vice President
                                              and General Counsel


                                       3.